EARNINGS PER SHARE (Tables)	12 Months Ended
Mar. 31, 2022
Earnings Per share
Schedule of earnings per share basic and diluted

	For the years ended March 31,
	2022	2021	2020

Net income attributable to the Company	$9,749	$2,866,857	$215,745
Weighted average number of common shares outstanding – Basic and Diluted	35,000,000	35,000,000	35,000,000

Earnings per share – Basic and Diluted	$0.00	$0.08	$0.01